UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2013

Commission File Number	Registrant and State of Incorporation	I.R.S. Employer Identification Number
333-172764-01	BWAY Intermediate Company, Inc. (Delaware)	27-2594571

8607 Roberts Drive, Suite 250

Atlanta, Georgia

(Address of principal executive offices)

30350-2237

(Zip Code)

(770) 645-4800

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On November 30, 2012, BWAY Corporation, a Delaware corporation (“Buyer”), entered into a Stock Purchase Agreement (the “Purchase Agreement”) with LINPAC Finance Limited, a private limited company organized under the laws of England and Wales (“Seller”), and LINPAC Group Limited, a private limited company organized under the laws of England and Wales (“Seller Parent” and together with Seller, “LINPAC”), providing for the acquisition (the “Transaction”) by Buyer of certain subsidiaries of LINPAC that comprise its Ropak Packaging division (the “Business”).

The purchase price is approximately $265 million, subject to customary adjustments for working capital, cash, indebtedness (including certain intercompany amounts outstanding between the Business and LINPAC) and transaction expenses.

As disclosed in a previous 8-K, consummation of the Transaction is subject to customary closing conditions. Seller has confirmed that it received the required consents from its lenders and shareholders, and on January 2, 2013, the applicable waiting period under the HSR Act expired.

An affiliate of Buyer has received debt financing commitments from Deutsche Bank Trust Company Americas, Deutsche Bank Securities Inc., Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman Sachs Bank USA to provide debt financing for the Transaction.

The Business has historically prepared its financial statements in accordance with accounting principles generally accepted in the United Kingdom (“UK GAAP”), however, Buyer anticipates preparing audited financial statements prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) for the Business as of and for the year ended December 31, 2012 and filing those statements on a Current Report on Form 8-K during the first quarter of 2013.

Below is a summary of key facts of the Business being acquired, the Transaction and Transaction rationale.

Business Overview

•	Manufactures and distributes value-added rigid plastic containers

•

U.S. GAAP revenue and Adjusted EBITDA, including certain adjustments identified by Buyer’s third party accounting advisors for the twelve months ended September, 30, 2012, expected to be approximately $300 million and $37.5 million, respectively

•	Over 1,300 customers with no customer representing more than 9% of revenue

•	2/3rd of revenue from “staple” products in food and consumer markets for the year ended December 31, 2011

•	Over 25% of the Business sales for the year ended December 31, 2011 were generated from new products developed in the last five years

•	Seven manufacturing facilities in North America, six of which are in close proximity to Buyer’s plants

The Transaction

•	Purchase price of approximately $265 million, excluding fees

•	Identified approximately $27 million in cost synergies that will be implemented within one-year, which will require restructuring costs and integration capital of approximately $14.5 million

•	Purchase price multiple of approximately 4.1x Adjusted EBITDA, inclusive of identified cost synergies

•	Financing for Transaction will consist of

•	$20 million proceeds from ABL Revolver (upsized to $200 million facility)

•	$261 million add-on to the existing Senior Secured Term Loan B (fungible with existing $470 million tranche)

•	Pro forma secured, total OpCo and HoldCo leverage multiples for the Transaction will be 3.3x, 4.2x and 5.6x, respectively, inclusive of identified and actionable cost synergies

•	Current borrowing base provides for approximately $150 million of liquidity at close

•	The transaction is expected to close second half of January 2013

Transaction Rationale

•	Substantial, Low Risk Synergy Opportunities

•

Approximately $27 million of immediately actionable cost savings including selling, general and administrative expenses, plant consolidation, purchasing and distribution synergies (no revenue synergies or productivity savings assumed)

•	Similarity of business models creates opportunity to execute low-risk cost saving initiatives

•	Identified plants to be rationalized are Buyer’s plants (costs and savings are known)

•	Successful track record in executing and integrating add-on acquisitions

•	Confident in ability to execute cost savings within first 12 months

•	Enhances Buyer’s Plastics Business

•	Create significant scale and improved profitability

•	More business improvement in the hands of controllable operational actions

•	Complementary manufacturing processes, while adding new innovative products and capabilities

•	Adds management talent and operational expertise

•	Significant Diversification of Existing Business

•	Meaningful customer and end market diversification increasing exposure to “staple” products in food and consumer end markets

•	Minimal existing customer overlap diversifies customer base

•	Expand product portfolio to include highly differentiated and patented products

•	Deleveraging and Liquidity Enhancing

•	5.6x PF leverage at close vs. 6.0x net leverage at close for acquisition of Buyer by Platinum Equity

•	Provides incremental cash flow to deleverage more quickly

•	Enhanced liquidity at closing growing with the upsized $200 million ABL facility in place

Use of Non-GAAP Financial Measures

Buyer provides financial measures and terms not calculated in accordance with either GAAP or UK GAAP. Presentation of non-GAAP measures such as, but not limited to “Adjusted EBITDA” provide investors with an alternative method for assessing operating results in a manner that enables them to more thoroughly evaluate performance. These non-GAAP measures provide a baseline for assessing the Buyer’s future earnings expectations. Buyer’s management uses these non-GAAP measures for the same purpose. The non-GAAP measures included in this current report on Form 8-K (“Current Report”) are provided to give investors access to the types of measures that Buyer uses in analyzing its results.

Buyer’s calculation of non-GAAP financial measures is not necessarily comparable to similarly titled measures reported by other companies. These non-GAAP measures may be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. With respect to the Adjusted EBITDA included in this Current Report, the closest UK GAAP measure was net income calculated in accordance with UK GAAP, which was approximately $2.3 million.

Cautionary Note Regarding Forward-Looking Statement

This Current Report contains “forward-looking” statements. Forward-looking statements include information concerning liquidity and possible or assumed future results of operations, including descriptions of business strategies. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may” or similar expressions. These statements are based on certain assumptions that have been made in light of Buyer’s experience in the industry as well as Buyer’s perceptions of historical trends, current conditions, expected future developments and other factors Buyer believes are appropriate in these circumstances. As you read and consider this Current Report, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties and assumptions. Many factors could affect actual financial results and could cause actual results to differ materially from those expressed in the forward-looking statements. Some important factors include competitive risks from other container manufacturers or self-manufacture by customers, termination of customer contracts, loss or reduction of business from key customers, dependence on key personnel, changes in steel, resin, other raw material and energy costs or availability, product liability or product recall costs, lead pigment and lead paint litigation, increased consolidation in end markets, consolidation of key suppliers, decreased sales in end markets, increased use of alternative packaging, product substitution, labor unrest, environmental, health and safety costs, management’s inability to evaluate and selectively pursue acquisitions, current economic conditions, the availability and cost of financing, fluctuation of quarterly operating results, an increase in interest rates, restrictions in debt agreements, fluctuations of the Canadian dollar, and the other factors disclosed in this document.

In light of these risks, uncertainties and assumptions, the forward-looking statements contained in this Current Report might not prove to be accurate and you should not place undue reliance upon them. All forward-looking statements attributable to Buyer or persons acting on Buyer’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and Buyer undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BWAY Intermediate Company, Inc.

Date: January 7, 2013	By:	/s/ Michael B. Clauer
Michael B. Clauer
Executive Vice President and Chief Financial Officer